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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) incorporated by reference in this Registration Statement on Form S-8 relating to the Pennzoil Company 1998 Incentive Plan.



                                        ARTHUR ANDERSEN LLP
Houston, Texas
December 28, 1998